Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter Ended March 31, 2012

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” "pipeline," “anticipates,” “estimates,” “offers,” “plans,” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 29 through 30 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust
Company Profile

The Company

Entertainment Properties Trust (“EPR or the Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

Entertainment Properties Trust
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Mike Hirons
Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrD
Stock Exchange Listing	EPR-PrE
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
Goldman Sachs	Conor Fennerty	212-902-4227
Janney Montgomery Scott	Andrew DiZio	215-665-6439
J.P. Morgan	Anthony Palone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
RBC Capital Markets	Richard Moore	440-715-2646

Entertainment Properties Trust is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management.  Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended March 31,
Operating Information:	2012	2011
Revenue (1)	77,871	73,618
Net income available to common shareholders of
Entertainment Properties Trust	15,371	34,179
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	52,488	60,218
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	(840)	1,550
Adjusted EBITDA - continuing operations (2)	64,688	61,491
Adjusted EBITDA - discontinued operations (2)	(39)	3,350
Interest expense, net (1)	18,141	18,824
Recurring principal payments	6,327	6,262
Capitalized interest	156	97
Straight-lined rental revenue	388	518
Dividends declared on preferred shares	6,002	7,552
Dividends declared on common shares	35,117	32,649
General and administrative expense	6,467	5,468

Balance Sheet Information:	March 31,
	2012	2011
Total assets	2,790,845	2,758,057
Total assets before depreciation (gross assets)	3,138,749	3,063,808
Unencumbered real estate assets (3)
Number	122	111
Gross book value	1,578,518	1,516,115
Annualized stabilized NOI	151,543	141,023
Total debt	1,224,840	1,050,621
Equity	1,477,895	1,619,629
Common shares outstanding	48,262	46,641
Total market capitalization (using EOP closing price)	3,732,694	3,650,594
Debt/total assets	44%	38%
Debt/total market capitalization	33%	29%
Debt/gross assets	39%	34%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.73	4.27
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.74	4.05

(1) Excludes discontinued operations.
(2) See pages 29 through 30 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 29 through 30 for definitions.

Entertainment Properties Trust
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010
Assets
Rental properties: (1)
Entertainment	$1,972,844	$1,956,564	$1,942,634	$1,954,212	$1,948,256	$2,101,795
Education	40,088	40,116	21,437	4,279	4,279	—
Recreation	33,021	13,007	13,007	13,007	13,007	13,007
Other	136,777	149,620	149,620	166,032	207,303	208,889
Less: accumulated depreciation	(347,905)	(335,435)	(323,055)	(316,899)	(305,751)	(297,068)
Land held for development	184,457	184,457	184,457	184,457	184,457	184,457
Property under development	35,419	22,761	15,075	19,856	8,638	5,967
Mortgage notes receivable: (2)
Entertainment	14,852	—	—	—	—	—
Education	16,705	1,303	—	—	—	—
Recreation	332,855	323,794	315,204	311,439	306,927	305,404
Investment in a direct financing lease, net	234,875	233,619	253,344	231,099	229,801	226,433
Investment in joint ventures	10,112	25,053	24,667	24,138	23,570	22,010
Cash and cash equivalents	11,474	14,625	14,302	15,740	15,164	11,776
Restricted cash	24,938	19,312	28,314	34,120	31,490	16,279
Accounts receivable, net	35,602	35,005	34,389	34,983	38,204	39,814
Notes receivable (2)	4,989	5,015	5,055	5,079	5,104	5,127
Other assets and intangible assets, net	49,742	45,179	47,447	48,174	47,608	79,530
Total Assets	$2,790,845	$2,733,995	$2,725,897	$2,729,716	$2,758,057	$2,923,420

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$30,603	$36,036	$38,029	$49,982	$41,612	$56,488
Common dividends payable	35,117	32,709	32,707	32,660	32,648	30,253
Preferred dividends payable	6,002	6,002	6,002	7,552	7,552	7,551
Unearned rents and interest	16,388	6,850	13,599	10,055	5,995	6,691
Line of credit	58,000	223,000	195,000	90,000	87,000	142,000
Long-term debt	1,166,840	931,295	943,839	958,122	963,621	1,049,179
Total Liabilities	1,312,950	1,235,892	1,229,176	1,148,371	1,138,428	1,292,162
Equity:
Common stock and additional paid in capital	1,723,388	1,719,546	1,718,182	1,792,622	1,790,570	1,785,848
Preferred stock at par value	135	135	135	167	167	167
Treasury stock	(49,454)	(44,834)	(44,834)	(44,834)	(44,743)	(39,762)
Accumulated other comprehensive income	23,761	23,463	22,699	25,904	25,940	38,842
Distributions in excess of net income	(248,007)	(228,261)	(227,493)	(220,535)	(180,326)	(181,856)
Entertainment Properties Trust shareholders' equity	1,449,823	1,470,049	1,468,689	1,553,324	1,591,608	1,603,239
Noncontrolling interests	28,072	28,054	28,032	28,021	28,021	28,019
Total Equity	1,477,895	1,498,103	1,496,721	1,581,345	1,619,629	1,631,258
Total Liabilities and equity	$2,790,845	$2,733,995	$2,725,897	$2,729,716	$2,758,057	$2,923,420

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust
Selected Operating Data
(Unaudited, dollars in thousands)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010
Rental revenue and tenant reimbursements:
Entertainment	$59,383	$58,535	$58,787	$58,326	$57,894	$57,489
Education	1,420	1,151	332	144	12	—
Recreation	519	319	318	318	318	316
Other	1,783	2,141	1,831	1,751	1,819	3,464
Mortgage and other financing income:
Entertainment	447	81	81	81	81	75
Education (1)	7,295	7,099	7,352	7,062	6,951	6,872
Recreation	6,906	6,710	7,010	6,481	6,375	6,350
Other	93	93	93	94	144	34
Corporate/Unallocated	—	16	26	50	—	27
Other income	25	1,463	165	131	24	52
Total revenue	$77,871	$77,608	$75,995	$74,438	$73,618	$74,679

Property operating expense	6,174	4,838	5,960	6,582	6,166	6,710
Other expense	542	2,178	629	700	493	390
General and administrative expense	6,467	5,045	4,555	5,105	5,468	4,430
Costs (gain) associated with loan refinancing or payoff, net	—	(390)	—	—	6,163	—
Interest expense, net	18,141	17,658	17,911	17,287	18,824	19,245
Transaction costs	158	233	148	76	1,273	141
Impairment charges	12,042	—	—	27,115	—	463
Depreciation and amortization	12,457	12,040	12,036	11,980	11,871	11,900
Equity in income from joint ventures	47	616	676	781	774	776
Income from continuing operations	21,937	36,622	35,432	6,374	24,134	32,176
Discontinued operations:
Income (loss) from discontinued operations	(28)	110	115	769	1,106	1,444
Impairment charges	(801)	—	—	(7,141)	(1,800)	—
Gain on sale or acquisition of real estate	282	1,236	16	—	18,293	555
Net income	21,390	37,968	35,563	2	41,733	34,175
Net loss (income) attributable to noncontrolling interests	(18)	(25)	(11)	—	(2)	28
Preferred dividend requirements	(6,001)	(6,003)	(7,034)	(7,551)	(7,552)	(7,551)
Series B preferred share redemption costs	—	—	(2,769)	—	—	—
Net income (loss) available to common shareholders of Entertainment Properties Trust	$15,371	$31,940	$25,749	$(7,549)	$34,179	$26,652

(1) Represents income from owned assets under a direct financing lease, three mortgage notes receivable and one note receivable.

Entertainment Properties Trust
Funds From Operations and Funds From Operations as adjusted
(Unaudited, dollars in thousands except per share information)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010
Funds From Operations ("FFO") (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$15,371	$31,940	$25,749	$(7,549)	$34,179	$26,652
Gain on sale or acquisition of real estate	(282)	(1,236)	(16)	—	(18,293)	(555)
Real estate depreciation and amortization	12,197	11,773	11,765	11,873	13,598	13,694
Allocated share of joint venture depreciation	141	118	113	112	109	90
Impairment charges	12,843	—	—	34,256	1,800	463
FFO available to common shareholders of Entertainment Properties Trust	$40,270	$42,595	$37,611	$38,692	$31,393	$40,344

Funds From Operations as adjusted (1):
FFO available to common shareholders of Entertainment Properties Trust	$40,270	$42,595	$37,611	$38,692	$31,393	$40,344
Costs (gain) associated with loan refinancing or payoff, net	—	(390)	—	—	6,388	—
Transaction costs	158	233	148	76	1,273	141
Series B preferred share redemption costs	—	—	2,769	—	—	—
FFO as adjusted available to common shareholders of Entertainment Properties Trust	$40,428	$42,438	$40,528	$38,768	$39,054	$40,485

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.86	$0.91	$0.81	$0.83	$0.68	$0.87
Diluted	0.86	0.91	0.80	0.82	0.67	0.86

FFO as adjusted per common share attributable to Entertainment Properties Trust:
Basic	$0.87	$0.91	$0.87	$0.83	$0.84	$0.87
Diluted	0.86	0.90	0.86	0.83	0.83	0.86

Shares used for computation (in thousands):
Basic	46,677	46,726	46,680	46,648	46,503	46,539
Diluted	46,945	46,967	46,918	46,956	46,805	46,893

(1) See pages 29 and 30 for definitions.

Entertainment Properties Trust
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of Entertainment Properties Trust	$40,270	$42,595	$37,611	$38,692	$31,393	$40,344
Adjustments:
Amortization of above market leases, net	—	—	—	—	20	66
Transaction costs	158	233	148	76	1,273	141
Non-real estate depreciation and amortization	260	267	271	269	270	239
Deferred financing fees amortization	1,085	986	1,034	764	1,023	1,061
Costs (gain) associated with loan refinancing or payoff, net	—	(390)	—	—	6,388	—
Share-based compensation expense to management and trustees	1,464	1,398	1,371	1,474	1,367	1,188
Maintenance capital expenditures (2)	(354)	(733)	(946)	(600)	(1,602)	(2,559)
Straight-lined rental revenue	(388)	(298)	(92)	(58)	(518)	(642)
Non-cash portion of mortgage and other financing income	(1,258)	(1,298)	(1,268)	(1,350)	(1,258)	(1,274)
Series B preferred share redemption costs	—	—	2,769	—	—	—
AFFO available to common shareholders of Entertainment Properties Trust	$41,237	$42,760	$40,898	$39,267	$38,356	$38,564

Weighted average diluted shares outstanding (in thousands)	46,945	46,967	46,918	46,956	46,805	46,893

AFFO per diluted common share	$0.88	$0.91	$0.87	$0.84	$0.82	$0.82

Dividends declared per common share	$0.75	$0.70	$0.70	$0.70	$0.70	$0.65

AFFO payout ratio (3)	85%	77%	80%	83%	85%	79%

(1) See pages 29 and 30 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Capital Structure at March 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan	Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
2012	$18,893	$65,293	$—	$—	$—	$84,186	6.54%
2013	18,004	98,484	—	—	—	116,488	6.02%
2014	12,470	145,120	—	—	—	157,590	6.31%
2015	11,118	90,813	—	58,000	—	159,931	4.36%
2016	7,233	96,144	—	—	—	103,377	6.08%
2017	3,752	85,500	240,000	—	—	329,252	3.53%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—
Thereafter	—	—	10,635	—	—	10,635	0.26%
	$72,389	$593,816	$250,635	$58,000	$250,000	$1,224,840	5.52%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$666,205	6.11%	2.90
Fixed rate unsecured debt		490,000	5.26%	6.60
Variable rate secured debt		10,635	0.26%	25.50
Variable rate unsecured debt (2)		58,000	1.94%	3.50
Total		$1,224,840	5.52%	4.60

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 3/31/12	Maturity	at 3/31/12

	$400,000	$58,000	October 13, 2015	1.94%

	Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $500 million.

Entertainment Properties Trust
Capital Structure at March 31, 2012 and December 31, 2011
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	March 31, 2012	December 31, 2011

Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	$42,671	$43,045
Mortgage note payable, 6.63%, due November 1, 2012	23,864	24,072
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	104,483	106,229
Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015	58,000	223,000
Mortgage note payable, 6.84%, due March 1, 2014	96,556	95,976
Mortgage note payable, 5.58%, due April 1, 2014	58,025	58,338
Mortgage note payable, 5.50%, due July 1, 2014	4,000	4,000
Mortgage note payable, 5.56%, due June 5, 2015	32,407	32,568
Mortgage notes payable, 5.77%, due November 6, 2015	68,656	69,143
Mortgage notes payable, 5.84%, due March 6, 2016	38,666	38,931
Mortgage notes payable, 6.37%, due June 30, 2016	27,682	27,854
Mortgage notes payable, 6.10%, due October 1, 2016	24,871	25,027
Mortgage notes payable, 6.02%, due October 6, 2016	18,743	18,862
Term loan payable, LIBOR + 1.75%, fixed through interest rate swaps at 2.66% through January 5, 2016, due January 5, 2017	240,000	—
Mortgage note payable, 6.06%, due March 1, 2017	10,455	10,518
Mortgage note payable, 6.07%, due April 6, 2017	10,763	10,827
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	49,822	50,132
Mortgage note payable, 5.29%, due July 1, 2017	3,976	4,008
Mortgage notes payable, 5.86%, due August 1, 2017	25,522	25,677
Mortgage note payable, 6.19%, due February 1, 2018	15,505	15,643
Mortgage note payable, 7.37%, due July 15, 2018	9,538	9,810
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,224,840	$1,154,295

Entertainment Properties Trust
Capital Structure
Senior Notes

Senior Debt Ratings as of March 31, 2012

Moody's	Baa3
Fitch	BBB-
Standard and Poor's	BB+

Summary of Covenants

The Company's outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance.  The actual amounts as of March 31, 2012 and December 31, 2011 are:

		Actual	Actual
Note Covenants	Required	1st Quarter 2012 (1)	4th Quarter 2011
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	39%	38%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	22%	22%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.7x	3.9x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	328%	370%

(1) See page 14 for detailed calculations

Entertainment Properties Trust
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	March 31, 2012		Total Debt:		March 31, 2012
Total Assets	$2,790,845		Secured debt obligations		$676,840
Add: accumulated depreciation	347,905		Unsecured debt obligations:
Less: intangible assets	(4,247)		Unsecured debt		548,000
Total Assets	$3,134,503		Outstanding letters of credit		—
			Derivatives at fair market value, net		4,526
Total Unencumbered Assets:	March 31, 2012		Total unsecured debt obligations:		552,526
Unencumbered real estate assets, gross	$1,578,518		Total Debt		$1,229,366
Cash and cash equivalents	11,474
Land held for development	184,457
Property under development	35,419
Total Unencumbered Assets	$1,809,868

Consolidated income available for debt service:	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	Trailing Twelve Months
Adjusted EBITDA	$64,688	$65,547	$64,851	$62,051	$257,137
Add: Adjusted EBITDA of discontinued operations	(39)	73	115	931	1,080
Less: straight-line rental revenue	(388)	(298)	(92)	(58)	(836)
Consolidated income available for debt service	$64,261	$65,322	$64,874	$62,924	$257,381

Annual Debt Service:
Interest expense, gross	$18,350	$17,776	$18,067	$17,441	$71,634
Less: deferred financing fees amortization	(1,085)	(986)	(1,034)	(764)	(3,869)
Annual Debt Service	$17,265	$16,790	$17,033	$16,677	$67,765

Debt Service Coverage	3.7	3.9	3.8	3.8	3.8

Entertainment Properties Trust
Capital Structure at March 31, 2012
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at March 31, 2012	Liquidation Preference	Dividend Rate	Convertible

Common shares	46,822,000	$46.38	N/A	(1)	N/A
Series C	5,400,000	$20.85	$135,000	5.750%	Y
Series D	4,600,000	$24.96	$115,000	7.375%	N
Series E	3,450,000	$27.91	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at March 31, 2012 multiplied by closing price at March 31, 2012				$2,171,604
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series D preferred shares (2)				115,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Total long-term debt at March 31, 2012				1,224,840
Total consolidated market capitalization				$3,732,694

(1) Quarterly dividend declared in the first quarter of 2012 was $0.75 per share.
(2) Excludes accrued unpaid dividends at March 31, 2012.

Entertainment Properties Trust
Summary of Ratios
(Unaudited)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010

Debt to total assets (book value)	44%	42%	42%	38%	38%	41%

Debt to total market capitalization	33%	33%	35%	29%	29%	32%

Debt to gross assets	39%	38%	37%	34%	34%	37%

Debt/Adjusted EBITDA - continuing operations (1)	4.73	4.40	4.39	4.22	4.27	4.72

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.74	4.40	4.38	4.16	4.05	4.47

Secured debt to secured assets	56%	58%	59%	59%	60%	60%

Unencumbered real estate assets to total real estate assets (2)	57%	56%	56%	55%	56%	54%

Interest coverage ratio (3)	3.6	3.8	3.7	3.7	3.5	3.5

Fixed charge coverage ratio (3)	2.7	2.8	2.7	2.6	2.5	2.5

Debt service coverage ratio (3)	2.7	2.8	2.8	2.8	2.6	2.6

FFO payout ratio (4)	87%	77%	87%	85%	104%	76%

FFO as adjusted payout ratio (5)	87%	78%	81%	84%	84%	75%

AFFO payout ratio (6)	85%	77%	80%	83%	85%	79%

(1) Adjusted EBITDA is for the quarter annualized. See pages 29 and 30 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010
Interest Coverage Ratio (1):
Net income	$21,390	$37,968	$35,563	$2	$41,733	$34,175
Impairment charges	12,843	—	—	34,256	1,800	463
Transaction costs	158	233	148	76	1,273	141
Interest expense, gross	18,350	17,776	18,067	17,441	18,947	19,404
Depreciation and amortization	12,457	12,040	12,036	12,142	13,869	13,933
Share-based compensation expense
to management and trustees	1,464	1,398	1,371	1,474	1,367	1,188
Costs (gain) associated with loan refinancing
or payoff, net	—	(390)	—	—	6,388	—
Interest cost capitalized	(156)	(112)	(136)	(153)	(97)	(105)
Straight-line rental revenue	(388)	(298)	(92)	(58)	(518)	(642)
Gain on sale or acquisition of real estate from
discontinued operations	(282)	(1,236)	(16)	—	(18,293)	(555)
Interest coverage amount	$65,836	$67,379	$66,941	$65,180	$66,469	$68,002

Interest expense, net	$18,130	$17,620	$17,911	$17,287	$18,845	$19,298
Interest income	64	44	20	1	5	1
Interest cost capitalized	156	112	136	153	97	105
Interest expense, gross	$18,350	$17,776	$18,067	$17,441	$18,947	$19,404

Interest coverage ratio	3.6	3.8	3.7	3.7	3.5	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$65,836	$67,379	$66,941	$65,180	$66,469	$68,002

Interest expense, gross	$18,350	$17,776	$18,067	$17,441	$18,947	$19,404
Preferred share dividends	6,001	6,003	7,034	7,551	7,552	7,551
Fixed charges	$24,351	$23,779	$25,101	$24,992	$26,499	$26,955

Fixed charge coverage ratio	2.7	2.8	2.7	2.6	2.5	2.5

Debt Service Coverage Ratio (1):
Interest coverage amount	$65,836	$67,379	$66,941	$65,180	$66,469	$68,002

Interest expense, gross	$18,350	$17,776	$18,067	$17,441	$18,947	$19,404
Recurring principal payments	6,327	6,205	6,088	6,011	6,262	6,501
Debt service	$24,677	$23,981	$24,155	$23,452	$25,209	$25,905

Debt service coverage ratio	2.7	2.8	2.8	2.8	2.6	2.6

(1) See pages 29 and 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010

Net cash provided by operating activities	$41,959	$60,348	$43,121	$57,326	$35,004	$53,251

Equity in income from joint ventures	47	616	676	781	774	776
Distributions from joint ventures	(354)	(672)	(872)	(652)	(652)	(831)
Amortization of deferred financing costs	(1,085)	(986)	(1,034)	(764)	(1,023)	(1,061)
Amortization of above market leases, net	—	—	—	—	(20)	(66)
Increase (decrease) in mortgage notes accrued interest receivable	13	(405)	410	—	—	—
Increase (decrease) in restricted cash	(1,439)	(2,304)	(8,623)	(909)	(740)	1,467
Increase (decrease) in accounts receivable, net	393	168	303	(3,302)	(1,353)	2,916
Decrease in notes and accrued interest receivable	(26)	(40)	(24)	(25)	(23)	(25)
Increase in direct financing lease receivable	1,256	1,278	1,242	1,298	1,255	1,246
Increase (decrease) in other assets	3,171	(1,974)	175	1,041	1,416	(732)
Decrease (increase) in accounts payable and accrued liabilities	6,565	(5,665)	13,318	(7,046)	7,572	(7,556)
Decrease (increase) in unearned rents	(2,628)	(194)	262	126	25	(181)
Straight-line rental revenue	(388)	(298)	(92)	(58)	(518)	(642)
Interest expense, gross	18,350	17,776	18,067	17,441	18,947	19,404
Interest cost capitalized	(156)	(112)	(136)	(153)	(97)	(105)
Costs (gain) associated with loan refinancing or payoff, net (cash portion)	—	(390)	—	—	4,629	—
Transaction costs	158	233	148	76	1,273	141

Interest coverage amount (1)	$65,836	$67,379	$66,941	$65,180	$66,469	$68,002

(1) See pages 29 through 30 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2012 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended March 31, 2012

Acquisition of two Latitude dining and entertainment facilities	various	Entertainment	$13,785
Development of megaplex theatres	various	Entertainment	2,519
Development of entertainment and retail development projects	various	Entertainment	1,275
Investment in unconsolidated joint ventures	various	Entertainment	442
Investment in mortgage note receivable for Basis Schools	Washington D.C	Education	14,259
Development of public charter school properties	various	Education	8,386
Additions to mortgage note receivable for development of Schlitterbahn waterparks	Kansas City, KS	Recreation	161
Additions to mortgage note receivable for improvements at Mount Snow	West Dover, VT	Recreation	8,900
Acquisition of two TopGolf golf and dining facilities	various	Recreation	20,014

Total investment spending			$69,741
Other capital acquisitions, net	various		330
Total capital spending			$70,071

2012 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds

No dispositions occurred during the three months ended March 31, 2012.

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended March 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,561	$1,420	$519	$1,783	$58,283	$—	$58,283
Tenant reimbursements	4,822	—	—	—	4,822	—	4,822
Other income	24	—	—	1	25	—	25
Mortgage and other financing income	447	7,295	6,906	93	14,741	—	14,741
Total revenue	59,854	8,715	7,425	1,877	77,871	—	77,871

Property operating expense	6,005	—	—	169	6,174	—	6,174
Other expense	—	—	—	375	375	167	542
Total investment expenses	6,005	—	—	544	6,549	167	6,716
General and administrative expense	—	—	—	—	—	6,467	6,467
Transaction costs	—	—	—	—	—	158	158
Impairment charges	—	—	—	—	—	12,042	12,042
EBITDA - continuing operations	$53,849	$8,715	$7,425	$1,333	$71,322	$(18,834)	$52,488
	76%	12%	10%	2%	100%

Add: transaction costs							158
Add: impairment charges							12,042
Adjusted EBITDA - continuing operations							64,688

Reconciliation to Consolidated Statements of Income:
Interest expense, net							18,141
Transaction costs							158
Impairment charges							12,042
Depreciation and amortization							12,457
Equity in income from joint ventures							47
Discontinued operations:
Loss from discontinued operations							(28)
Impairment charges							(801)
Gain on sale or acquisition of real estate							282
Net income							21,390
Noncontrolling interests							(18)
Preferred dividend requirements							(6,001)
Net income available to common shareholders							$15,371

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended March 31, 2011
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$53,233	$12	$318	$1,819	$55,382	$—	$55,382
Tenant reimbursements	4,661	—	—	—	4,661	—	4,661
Other income	23	—	—	1	24	—	24
Mortgage and other financing income	81	6,951	6,375	144	13,551	—	13,551
Total revenue	57,998	6,963	6,693	1,964	73,618	—	73,618

Property operating expense	6,013	—	—	153	6,166	—	6,166
Other expense	—	—	—	257	257	236	493
Total investment expenses	6,013	—	—	410	6,423	236	6,659
General and administrative expense	—	—	—	—	—	5,468	5,468
Transaction costs	—	—	—	—	—	1,273	1,273
EBITDA - continuing operations	$51,985	$6,963	$6,693	$1,554	$67,195	$(6,977)	$60,218
	77%	11%	10%	2%	100%

Add: transaction costs							1,273
Adjusted EBITDA - continuing operations							61,491

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff							6,163
Interest expense, net							18,824
Transaction costs							1,273
Depreciation and amortization							11,871
Equity in income from joint ventures							774
Discontinued operations:
Income from discontinued operations							1,331
Impairment charges							(1,800)
Costs associated with loan refinancing or payoff							(225)
Gain on sale or acquisition of real estate							18,293
Net income							41,733
Noncontrolling interests							(2)
Preferred dividend requirements							(7,552)
Net income available to common shareholders							$34,179

Entertainment Properties Trust
Financial Information by Asset Type - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended March 31, 2012
	Entertainment (1)	Other (2)	Consolidated
Property operating expense	$5	$—	$5
Other expense	—	34	34
Total investment expenses	5	34	39
Impairment charges	—	801	801
EBITDA - discontinued operations	$(5)	$(835)	$(840)

Add: impairment charges			801
Adjusted EBITDA - discontinued operations			$(39)
Reconciliation to Consolidated Statements of Income:
Interest expense, net			(11)
Impairment charges			(801)
Gain on sale or acquisition of real estate			282
Loss from discontinued operations			$(547)

	For the Three Months Ended March 31, 2011
	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$4,003	$—	$4,003
Tenant reimbursements	2,346	—	2,346
Mortgage and other financing income	4	—	4
Total revenue	6,353	—	6,353

Property operating expense	2,757	191	2,948
Other expense	—	55	55
Total investment expenses	2,757	246	3,003
Impairment charges	—	1,800	1,800
EBITDA - discontinued operations	$3,596	$(2,046)	$1,550

Add: impairment charges			1,800
Adjusted EBITDA - discontinued operations			$3,350
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff			225
Interest expense, net			21
Impairment charges			1,800
Depreciation and amortization			1,998
Gain on sale or acquisition of real estate			18,293
Income from discontinued operations			$17,599

(1) For the three months ended March 31, 2012 and 2011, consists of the operations and gain on sale related to Toronto Dundas Square.
(2) For the three months ended March 31, 2012, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of March 31, 2012. For the three months ended March 31, 2011, consists of the operations of the Pope Valley Winery, the Gary Farrel Winery sold on April 28, 2011 and the EOS Winery sold on September 20, 2011.

Entertainment Properties Trust
Investment Information by Asset Type
As of March 31, 2012 and December 31, 2011
(Unaudited, dollars in thousands)

	As of March 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,648,336	$39,630	$31,084	$111,880	$1,830,930
Rental properties held for sale, net of accumulated depreciation	—	—	—	3,895	3,895
Add back accumulated depreciation on rental properties	324,508	458	1,937	20,683	347,586
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	180,000	184,457
Property under development	22,075	13,344	—	—	35,419
Mortgage notes and related accrued interest receivable, net	14,852	16,705	332,855	—	364,412
Investment in a direct financing lease, net	—	234,875	—	—	234,875
Investment in joint ventures	10,112	—	—	—	10,112
Intangible assets, net of accumulated amortization	4,247	—	—	—	4,247
Add back accumulated amortization on intangible assets	10,045	—	—	—	10,045
Notes receivable and related accrued interest receivable, net	175	3,751	—	1,063	4,989
Total investments (1)	$2,038,807	$308,763	$365,876	$317,840	$3,031,286
% of total investments	67%	10%	12%	11%	100%

	As of December 31, 2011
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,642,771	$39,856	$11,204	$125,345	$1,819,176
Rental properties held for sale, net of accumulated depreciation	—	—	—	4,696	4,696
Add back accumulated depreciation on rental properties	313,793	259	1,804	19,260	335,116
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	180,000	184,457
Property under development	15,315	7,446	—	—	22,761
Mortgage notes and related accrued interest receivable, net	—	1,303	323,794	—	325,097
Investment in a direct financing lease, net	—	233,619	—	—	233,619
Investment in joint ventures	25,053	—	—	—	25,053
Intangible assets, net of accumulated amortization	4,485	—	—	—	4,485
Add back accumulated amortization on intangible assets	9,551	—	—	—	9,551
Notes receivable and related accrued interest receivable, net	174	3,751	—	1,090	5,015
Total investments (1)	$2,015,599	$286,234	$336,802	$330,710	$2,969,345
% of total investments	68%	10%	11%	11%	100%

(1) See pages 30 and 31 for definitions.

Entertainment Properties Trust
Lease Expirations
As of March 31, 2012
(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended March 31, 2012 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended March 31, 2012	% of Total Revenue

2012	3	$7,217	2%	—	$—	—
2013	4	14,714	5%	—	—	—
2014	—	—	—	—	—	—
2015	3	9,327	3%	—	—	—
2016	4	9,287	3%	—	—	—
2017	3	4,695	2%	—	—	—
2018	17	27,222	9%	—	—	—
2019	7	22,323	7%	—	—	—
2020	7	9,331	3%	—	—	—
2021	5	9,427	3%	—	—	—
2022	10	18,092	6%	—	—	—
2023	2	2,294	1%	—	—	—
2024	8	14,650	5%	—	—	—
2025	7	14,301	5%	—	—	—
2026	4	5,437	2%	—	—	—
2027	3	3,939	1%	—	—	—
2028	1	1,060	—	—	—	—
2029	15	14,125	5%	—	—	—
2030	—	—	—	—	—	—
2031	6	4,585	1%	12	9,193	3%
Thereafter	—	—	—	21	22,992	8%
	109	$192,026	63%	33	$32,185	11%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent 74% of total revenue for the trailing twelve months ended March 31, 2012.

(1) Consists of rental revenue and tenant reimbursements.

	Entertainment Properties Trust
	Top Ten Customers by Revenue from Continuing Operations
	(Unaudited, dollars in thousands)

			Total Revenue For The
			Three Months Ended	Percentage of
	Customers	Asset Type	March 31, 2012	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$25,707	33%
2.	Rave Cinemas/Rave Review Cinemas	Entertainment	7,626	10%
3.	Imagine Schools, Inc.	Education	7,055	9%
4.	Regal Cinemas, Inc.	Entertainment	5,001	7%
5.	Cinemark USA, Inc.	Entertainment	4,248	6%
6.	Peak Resorts, Inc.	Recreation	4,044	5%
7.	Southern Theatres, LLC	Entertainment	3,274	4%
8.	SVVI, LLC	Recreation	3,184	4%
9.	Muvico Entertainment, LLC	Entertainment	1,038	1%
10.	Ascentia Wine Estates, LLC	Other	1,009	1%

	Total		$62,186	80%

Entertainment Properties Trust
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	March 31, 2012	December 31, 2011
Mortgage note and related accrued interest receivable,
9.00%, due April 30, 2012	$935	$—
Mortgage note and related accrued interest receivable,
9.00%, due May 31, 2012	1,511	1,303
Mortgage note, 10.00%, due April 1, 2013	42,577	33,677
Mortgage note, 9.50%, due January 31, 2018	14,852	—
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	178,545	178,384
Mortgage note, 9.82%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.46%, due April 3, 2027	62,500	62,500
Mortgage note, 9.68%, due October 30, 2027	41,233	41,233
Mortgage note, 8.59%, due September 1, 2032	14,259	—
Total mortgage notes and related accrued interest receivable	$364,412	$325,097

Payments Due on Mortgage Notes Receivable

	As of March 31, 2012
Year:
2012	$2,446
2013	42,577
2014	—
2015	—
2016	—
Thereafter	319,389
Total	$364,412

Entertainment Properties Trust
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable

	March 31, 2012	December 31, 2011
Note and related accrued interest receivable, 9.23%,
due August 31, 2012	$3,751	$3,751
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,185	1,212
Notes and related accrued interest receivable, 12.00%
to 15.00%, past due (1)	8,074	8,074
Other	175	174
Total notes and related accrued interest receivable	$13,185	$13,211
Less: Loan loss reserves	(8,196)	(8,196)
Total notes and related accrued interest receivable, net	$4,989	$5,015

(1) Note receivable is impaired as of March 31, 2012 and is shown below as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of March 31, 2012
Year:
Past Due (100% Reserved)	$8,074
2012	3,836
2013	118
2014	126
2015	133
2016	141
Thereafter	757
Total	$13,185

Entertainment Properties Trust
Summary of Unconsolidated Joint Ventures
As of and for the Three Months Ended March 31, 2012
(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 38.2%
Income recognized for the three months ended March 31, 2012: $57
Distributions received for the three months ended March 31, 2012: $240

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the three months ended March 31, 2012 and 2011:

	2012	2011
Rental properties, net	$25,863	$26,507
Cash	1,266	581
Long-term debt	14,852	—
Partners’ equity	11,052	27,225
Rental revenue	678	1,130
Net income	(19)	407

Note:  On January 1, 2012, the Company converted $14.9 million of equity in Atlantic-EPR I, to a secured first mortgage loan of the same amount with Cantera 30 Theatre, L.P, the entity that holds direct title to the underlying theatre investment located in Warrenville, Illinois. The note is secured by the theatre, bears interest at 9.50%, requires monthly interest payments and matures on January 31, 2018.

Atlantic EPR-II

EPR investment interest: 27.1%
Income recognized for the three months ended March 31, 2012: $106
Distributions received for the three months ended March 31, 2012: $114

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the three months ended March 31, 2012 and 2011:

	2012	2011
Rental properties, net	$20,461	$20,922
Cash	131	244
Long-term debt (due September 2013)	12,126	12,505
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,075	8,180
Rental revenue	722	722
Net income	367	359

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $4,231
Loss recognized for the three months ended March 31, 2012: $2
Distributions received for the three months ended March 31, 2012: $0

Entertainment Properties Trust
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, gain on sale or acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs. FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line revenue and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.